U. S. SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549


                                FORM 8-K


                            CURRENT REPORT
                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  February 26, 2010


                     BALTIC INTERNATIONAL USA, INC.
         (Exact name of registrant as specified in its charter)


               TEXAS                    1-12908          76-0336843
     (State or other jurisdiction     (Commission     (I.R.S. Employer
          of incorporation)            File Number)   Identification No.)


         24 E. Greenway Plaza, Suite 1875, Houston, Texas  77046
       (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (713) 961-9299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







Item 5.02  Departure of Certain Officers

           On February 26, 2010, Robert Knauss resigned as Baltic International USA, Inc. 's Chief Executive Officer. Mr. Knauss has served as the Company's Chief Executive Officer from January 1994 to February 26, 2010. Mr. Knauss will remain as the Company's non-executive chairman. David Grossman, the Company's Chief Financial Officer, will now assume the duties as the Company's principal executive officer until such time as the Company retains a new Chief Executive Officer.





                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BALTIC INTERNATIONAL USA, INC.


                                            By:  /s/ David A. Grossman
                                                 DAVID A. GROSSMAN
                                                 Chief Financial Officer and
                                                 Interim Chief Executive Officer

Dated:  February 26, 2010